UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 10, 2006

OLD STONE CORPORATION

(Exact name of registrant as specified in its charter)

RHODE ISLAND

(State or other jurisdiction of incorporation)

0-8016	05-0341273
(Commission file number)	(IRS Employer Identification Number)

One Financial Plaza, 24th Floor, Providence, RI 02902

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 401-351-6117

N/A

(Former name or former address, if changed since last report)

Item 8.01.	Other Events.

Pursuant to Form 8-K, General Instructions F, Registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Exhibit Title

Exhibit 99	Press Release dated July 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD STONE CORPORATION

Registrant

By:	//James V. Rosati
James V. Rosati

President

Dated: July 10, 2006